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                                                     EXHIBIT (p)(1)


ING VARIABLE ANNUITIES

                          POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected or appointed Trustees and/or Officers of The GCG Trust (the "Trust"), constitute and appoint Myles R. Tashman, and Marilyn Talman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following the Trust registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

 Post-Effective Amendment currently designated #42 to The GCG
 Trust Registration Statement on Form N-1A (Nos. 033-23512; 811-5629)


SIGNATURE                  TITLE                         DATE
---------                  -----                         ----


/s/ Barnett Chernow        President, Chairman and       February 22 ,2000
----------------------      Trustee
Barnett Chernow

/s/ John R. Barmeyer       Trustee                       February 23, 2000
----------------------
John R. Barmeyer

/s/ Myles R. Tashman       Secretary                     February 22, 2000
----------------------
Myles R. Tashman

/s/ Mary Bea Wilkinson     Treasurer                     February 22, 2000
----------------------
Mary Bea Wilkinson

/s/ Elizabeth J. Newell    Trustee                       February 23, 2000
----------------------
Elizabeth J. Newell

                           Trustee
----------------------                                   -----------------
J. Michael Earley

/s/ Barbara Gitenstein     Trustee                       February 24, 2000
----------------------
R. Barbara Gitenstein

/s/ Robert A. Grayson      Trustee                       February 23, 2000
----------------------
Robert A. Grayson

/s/ Stanley B. Seidler     Trustee                       February 22, 2000
----------------------
Stanley B. Seidler

/s/ Roger B. Vincent       Trustee                       February 22, 2000
----------------------
Roger B. Vincent

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